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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  October 30, 2009
                                                         ----------------

                    Southeastern Bank Financial Corporation
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

               Georgia              0-24172            58-2005097
           ----------------------------------------------------------
           (State or other        (Commission        (IRS Employer
           jurisdiction of        File Number)     Identification No.)
            incorporation)


            3530 Wheeler Road, Augusta, GA               30909
       ------------------------------------------------------------------
       (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code    (706) 738-6990
                                                   -----------------

           ---------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 30, 2009 Southeastern Bank Financial Corporation (the "Company") issued a press release regarding its financial results for the quarter ended September 30, 2009. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

     The following exhibit is furnished herewith:

     Exhibit No.   Description
     -----------   -----------

     99.1          Press Release, dated October 30, 2009

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SOUTHEASTERN BANK FINANCIAL CORPORATION

                                        By:
Dated:  October 30, 2009
                                                    /s/ Ronald L. Thigpen
                                             -----------------------------------
                                             Name:  Ronald L. Thigpen
                                                    ----------------------------
                                             Title: Executive Vice President and
                                                    ----------------------------
                                                    Chief Operating Officer
                                                    ----------------------------

                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   99.1         Press Release, dated October 30, 2009.